                                                                    EXHIBIT 10.6

                             TAILWIND FINANCIAL INC.

             SECOND AMENDED AND RESTATED WARRANT PURCHASE AGREEMENT

     THIS SECOND AMENDED AND RESTATED WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of the 14th day of March, 2007, by and between TAILWIND FINANCIAL INC., a Delaware corporation (the "COMPANY"), and Parkwood Holdings Ltd., an Ontario corporation ("PURCHASER").

     This Agreement amends, restates, supersedes and replaces in its entirety that certain Warrant Purchase Agreement, dated September 20, 2006 (the "FIRST AMENDED AND RESTATED AGREEMENT"), by and between the Company and Purchaser, which amended, restated, superceded and replaced in its entirety that certain Warrant Purchase Agreement, dated August 29, 2006 by and between the Company and Purchaser and which First Amended and Restated Agreement is hereby deemed terminated and of no further force and effect.

     WHEREAS, the Company desires to commit to issue and sell, and Purchaser desires to commit to purchase and acquire, Warrants (as herein described) on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. COMMITMENT TO PURCHASE WARRANTS. Subject to and immediately prior to the consummation of the Company's initial public offering (the "IPO"), Purchaser hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser 4,700,000 warrants to purchase shares of the common stock of the Company (the "WARRANTS") at a purchase price of $1.00 per Warrant for an aggregate purchase price of $4,700,000. Each Warrant shall entitle the holder thereof to purchase one share of the common stock of the Company, par value $0.001 per share, at an exercise price of $6.00, in accordance with the terms of the Warrant as set forth in the Warrant Agreement to be entered into by and between the Company and American Stock Transfer & Trust Company, and to be attached hereto as EXHIBIT A (the "WARRANT AGREEMENT"). The closing of the purchase and sale of the Warrants hereunder, including payment for and delivery of the Warrant shall occur at the offices of the Company immediately prior and subject to consummation of the IPO.

     2. PAYMENT OF PURCHASE PRICE. The purchase price for the Warrants shall be tendered in full at the closing by one or a combination of the following means:

     (a) wiring of immediately available United States funds to an account for the benefit of the Company, pursuant to wire instructions provided by the Company in advance; or

     (b) by delivery of a cashiers check to the Company of immediately available United States funds.

     3. ACCEPTANCE OR REJECTION OF AGREEMENT. The Company has the right to reject this Agreement and any subscription for the Warrants represented hereby in whole or in part, for any reason and at any time prior to a closing, notwithstanding receipt by the Purchaser or prior notice of acceptance of such subscription. The Warrants subscribed for herein will not be deemed issued to or owned by Purchaser, until a copy of this Agreement has been executed by the Company and Purchaser and a closing with respect to such Warrants has occurred. In the event that a closing does not take place for any reason with respect to some or all of the Warrants, all cash proceeds delivered by Purchaser in accordance herewith with respect to such Warrants, shall be returned to Purchaser as soon as practicable, without interest, offset or deduction.

     4. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Warrants during the "ESCROW WARRANT PERIOD" (as defined in the securities escrow agreement, dated on or about the effective date of the IPO by and between the Company and American Stock Transfer & Trust Company (the "SECURITIES ESCROW AGREEMENT")); except (i) as permitted by Section 4.3 of the Securities Escrow Agreement, (ii) in compliance with applicable securities laws and (iii) in compliance with the Warrant Agreement.

     5. RESTRICTIVE LEGENDS. All certificates representing the Warrants shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE ASSIGNED, HYPOTHECATED, DONATED, ENCUMBERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT CERTAIN WARRANT AGREEMENT DATED AS OF _________, 2007, AND THAT CERTAIN SECURITIES ESCROW AGREEMENT DATED
____________, 2007, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY."

          (c)  Any legend required by appropriate blue sky officials.

     6. INVESTMENT REPRESENTATIONS. In connection with the purchase of the Warrants, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. Purchaser is purchasing the Warrants for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"). Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating an initial business combination (an "INITIAL ACQUISITION") and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate an Initial Acquisition.

          (b) Purchaser understands that the Warrants have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the Warrants must be held indefinitely unless the Warrants are subsequently registered under the Act or an exemption from such registration is available. Purchaser understands that the certificate evidencing the Warrants will be imprinted with a legend which prohibits the transfer of the Warrants unless the Warrants are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is familiar with the provisions of Rule 144 under the Act, as in effect from time to time ("RULE 144"), which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Warrants under the Act, the Warrants may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule
144), the securities to be sold.

          (e) Purchaser further understands that at the time Purchaser wishes to sell the Warrants there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Warrants under Rule 144 even if the minimum holding period requirement had been satisfied. Notwithstanding Sections 4(d) and (e) hereof, Purchaser understands that he may be considered a promoter of the Company and understands that it is the position of the Securities and Exchange Commission (the "SEC") that promoters or affiliates of a blank check company and their transferees, both before and after a business combination, would act as an "underwriter" under the Act when reselling the securities of a blank check company. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

          (f) Purchaser represents that Purchaser is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

          (g) The Purchaser has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by the Purchaser of the Warrants does not conflict with the organizational documents of the Purchaser or with any material contract by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property. The principal place of business and executive offices of Purchaser are as set forth on the signature page hereto.

     7. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchaser that the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The sale by the Company of the Warrants does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

     8. INDEMNIFICATION. The Purchaser hereby agrees to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the Purchaser and contained herein, or (b) arise out of or are based upon any breach by the Purchaser of any representation, warranty, or agreement made by the Purchaser contained herein.

     9.   MISCELLANEOUS.

          (a) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party's address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

          (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors, and assigns.

          (c) ATTORNEYS' FEES; SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees.

          (d) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law thereof . The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

          (e) FURTHER EXECUTION. The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

          (f) INDEPENDENT COUNSEL. Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Bingham McCutchen LLP, counsel to the Company and that Bingham McCutchen LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with Purchaser's own counsel with respect to this Agreement.

          (g) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

          (h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (j) SURVIVAL. The representations and warranties contained herein will survive the delivery of, and the payment for, the Warrants.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              COMPANY:

                              TAILWIND FINANCIAL INC.


                              By:   /s/ Andrew A. McKay
                                    ------------------------------------
                                    Name: Andrew A. McKay

                                    Title: President and Chief Executive Officer

                                    Address:
                                            BCE Place, 181 Bay Street
                                            Suite 2040
                                            Toronto, Ontario, Canada M5J 2T3


                              PURCHASER:

                                    PARKWOOD HOLDINGS LTD.

                              By:   /s/ Andrew A. McKay
                                    ------------------------------------
                                    Name: Andrew A. McKay
                                    Title: President and Chief Executive Officer
                                    Address:
                                            BCE Place, 181 Bay Street
                                            Suite 2040
                                            Toronto, Ontario, Canada M5J 2T3

                          EXHIBIT A - WARRANT AGREEMENT